Business Combinations	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business Combination Disclosure	BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions. Our investments in businesses net of cash acquired in 2019, 2018 and 2017 totaled $9 million, $30,783 million (including debt assumed of $7,784 million and stock issued of $7,960 million), and $25 million respectively. Our investments in businesses in 2018 primarily consisted of the acquisition of Rockwell Collins, Inc. (Rockwell Collins).
As previously described in “Note 1: Summary of Accounting Principles,” on June 9, 2019, UTC entered into a merger agreement with Raytheon providing for an all-stock merger of equals transaction. The Raytheon merger agreement provides, among other things, that each share of Raytheon common stock issued and outstanding immediately prior to the closing of the Raytheon merger (except for shares held by Raytheon as treasury stock) will be converted into the right to receive 2.3348 shares of UTC common stock. Upon the closing of the Raytheon merger, Raytheon will become a wholly-owned subsidiary of UTC, and UTC will change its name to Raytheon Technologies Corporation. On October 11, 2019, the shareowners of each of UTC and Raytheon approved the proposals necessary to complete the Raytheon merger. The Raytheon merger is expected to close early in the second quarter 2020 and is subject to customary closing conditions, including receipt of required regulatory approvals, as well as the completion of UTC’s previously announced separation of its Otis and Carrier businesses.
On November 26, 2018, we completed the acquisition of Rockwell Collins (the Rockwell Acquisition), a leader in aviation and high-integrity solutions for commercial and military customers as well as leading-edge avionics, flight controls, aircraft interior and data connectivity solutions. Under the terms of the Rockwell acquisition agreement, each share of common stock, par value $0.01 per share, of Rockwell Collins issued and outstanding immediately prior to the effective time of the Rockwell Acquisition (other than shares held by Rockwell Collins, the Company, Riveter Merger Sub Corp or any of their respective wholly owned subsidiaries) was converted into the right to receive (1) $93.33 in cash, without interest, and (2) 0.37525 shares of Company common stock (together, the Acquisition Consideration), less any applicable withholding taxes, with cash paid in lieu of fractional shares. The total aggregate consideration payable in the Rockwell Acquisition was $15.5 billion in cash ($14.9 billion net of cash acquired) and 62.2 million shares of Company common stock. In addition, $7.8 billion of Rockwell Collins debt was outstanding at the time of the Rockwell Acquisition. This equated to a total enterprise value of $30.6 billion, including the $7.8 billion of Rockwell Collins’ outstanding debt.

(dollars in millions)	Amount
Cash consideration paid for Rockwell Collins outstanding common stock & equity awards	$15,533
Fair value of UTC common stock issued for Rockwell Collins outstanding common stock & equity awards	7,960
Total consideration transferred	$23,493
The cash consideration utilized for the Rockwell Acquisition was partially financed through the previously disclosed issuance of $11.0 billion aggregate principal notes on August 16, 2018 for net proceeds of $10.9 billion. For the remainder of the cash consideration, we utilized repatriated cash and cash equivalents and cash flow generated from operating activities.
Final Allocation of Consideration Transferred to Net Assets Acquired:
The table below represents the final determination of the fair value of identifiable assets acquired and liabilities assumed from the Rockwell Collins acquisition after utilizing the one year measurement period allowed by the FASB ASC Topic 805, “Business Combinations.”

(dollars in millions)
Cash and cash equivalents	$640
Accounts receivable	1,659
Inventory	1,487
Contract assets, current	320
Other assets, current	251
Future income tax benefits	38
Fixed assets	1,542
Intangible assets:
Customer relationships	8,720
Tradenames/trademarks	1,870
Developed technology	600
Other assets	217
Total identifiable assets acquired	17,344

Short-term borrowings	2,254
Accounts payable	520
Accrued liabilities	1,663
Contract liabilities, current	299
Long-term debt	5,530
Future pension and postretirement benefit obligation	502
Other long-term liabilities	3,614
Noncontrolling interest	6
Total liabilities acquired	14,388
Total identifiable net assets	2,956
Goodwill	20,537
Total consideration transferred	$23,493
In order to allocate the consideration transferred for Rockwell Collins, the fair values of all identifiable assets and liabilities were established. For accounting and financial reporting purposes, fair value is defined under FASB ASC Topic 820, “Fair Value Measurements and Disclosures” as the price that would be received upon sale of an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, fair value measurements for an asset assume the highest and best use of that asset by market participants. Use of different estimates and judgments could yield different results. Fair value adjustments to Rockwell Collins’ identified assets and liabilities resulted in an increase in inventory and fixed assets of $282 million and $244 million, respectively. In determining the fair value of identifiable assets acquired and liabilities assumed, a review was conducted for any significant contingent assets or liabilities existing as of the acquisition date. This assessment did not note any significant contingencies related to existing legal or government action.
The fair values of the customer relationship and related program intangible assets, which include the related aerospace program original equipment (OEM) and aftermarket cash flows, were determined by using an “income approach.” Under this approach, the net earnings attributable to the asset or liability being measured are isolated using the discounted projected net cash flows. These projected cash flows are isolated from the projected cash flows of the combined asset group over the remaining economic life of the intangible asset or liability being measured. Both the amount and the duration of the cash flows are considered from a market participant perspective. Our estimates of market participant net cash flows considered historical and projected pricing, remaining developmental effort, operational performance, including company specific synergies, aftermarket retention, product life cycles, material and labor pricing, and other relevant customer, contractual and market factors. Where appropriate, the net cash flows are probability-adjusted to reflect the uncertainties associated with the underlying assumptions as well as the risk profile of the net cash flows utilized in the valuation. The probability-adjusted future cash flows are then discounted to present value using an appropriate discount rate. The customer relationship and related program intangible assets are being amortized on a straight-line basis (which approximates the economic pattern of benefits) over the estimated economic life of the underlying programs of 10 to 23 years. The developed technology intangible asset is being amortized over the economic pattern of benefit. The fair value of the tradename intangible assets were determined utilizing the relief from royalty method which is a form of the income approach. Under this method, a royalty rate based on observed market royalties is applied to projected revenue supporting the valuation of the tradename and discounted to present value using an appropriate discount rate. The tradename intangible assets have been determined to have an indefinite life. The intangible assets included above consist of the following:

(dollars in millions)	Fair Value	Estimated Life
Acquired customer relationships	$8,720	10-23 years
Acquired tradenames/trademarks	1,870	indefinite
Acquired developed technology	600	15 years
	$11,190
We also identified customer contractual obligations on certain contracts with economic returns that are lower than could be realized in market transactions as of the acquisition date. We measured these liabilities under the measurement provisions of FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” which is based on the price to transfer the obligation to a market participant at the measurement date, assuming that the liability will remain outstanding in the marketplace. Based on the estimated net cash outflows of the programs plus a reasonable contracting profit margin required to transfer the contracts to market participants, we recorded assumed liabilities of approximately $1.02 billion in connection with the Rockwell Acquisition. These liabilities will be liquidated in accordance with the underlying pattern of obligations, as reflected by the expenses incurred on the contracts. Total consumption of the contractual obligation in 2019 was $129 million. Total consumption of the contractual obligation for the next five years is expected to be as follows: $104 million in 2020, $104 million in 2021, $112 million in 2022, $96 million in 2023, and $101 million in 2024.
Acquisition-Related Costs:
Acquisition-related costs have been expensed as incurred. In 2019, 2018, and 2017 approximately $40 million, $112 million, and $39 million respectively, of transaction and integration costs have been incurred. These costs were recorded in Selling, general and administrative expenses within the Consolidated Statement of Operations.
Supplemental Pro-Forma Data:
Rockwell Collins’ results of operations have been included in RTC’s financial statements for the period subsequent to the completion of the acquisition on November 26, 2018. Rockwell Collins contributed sales of approximately $778 million and operating profit of approximately $11 million for the year ended December 31, 2018. The following unaudited supplemental pro-forma data presents consolidated information as if the acquisition had been completed on January 1, 2017. The pro-forma results were calculated by combining the results of RTC with the stand-alone results of Rockwell Collins for the pre-acquisition periods, which were adjusted to account for certain costs that would have been incurred during this pre-acquisition period:

	Year Ended December 31,
(dollars in millions, except per share amounts; shares in millions)	2018	2017
Net sales	$42,336	$37,909
Net income attributable to common shareowners from continuing operations	$2,011	$1,423
Basic earnings per share of common stock from continuing operations	$2.26	$1.66
Diluted earnings per share of common stock from continuing operations	$2.24	$1.65
The unaudited supplemental pro-forma data above includes the following significant adjustments made to account for certain costs which would have been incurred if the acquisition had been completed on January 1, 2017, as adjusted for the applicable tax impact. As our acquisition of Rockwell Collins was completed on November 26, 2018, the pro-forma adjustments in the table below only include the required adjustments through November 26, 2018:

	Year Ended December 31,
(dollars in millions)	2018	2017
Amortization of inventory and fixed asset fair value adjustment (1)	58	$(192)
Amortization of acquired Rockwell Collins intangible assets, net (2)	(193)	(202)
Utilization of contractual customer obligation (3)	16	116
RTC/Rockwell fees for advisory, legal, accounting services (4)	212	(212)
Interest expense incurred on acquisition financing, net (5)	(199)	(234)
Elimination of capitalized pre-production engineering amortization (6)	63	42
Adjustment to net periodic pension cost (7)	42	34
Adjustment to reflect the adoption of ASC 606 (8)	106	—
Elimination of entities held for sale (9)	(47)	(35)
Inclusion of B/E Aerospace (10)	—	(51)
	$58	$(734)
(1)    2018 reflects the elimination of the inventory step-up amortization recorded by RTC in 2018 as this would have been completed within the first two quarters of 2017. Additionally, this adjustment reflects the amortization of the fixed asset fair value adjustment as of the acquisition date.
(2)    Reflects the additional amortization of the acquired Rockwell Collins’ intangible assets recognized at fair value in purchase accounting and eliminates the historical Rockwell Collins intangible asset amortization expense.
(3)    Reflects the additional amortization of liabilities recognized for acquired contracts with terms less favorable than could be realized in market transactions as of the acquisition date and eliminates Rockwell Collins historical amortization of these liabilities.
(4)    2018 reflects the elimination of transaction-related fees incurred by RTC and Rockwell Collins in connection with the acquisition and assumes all of the fees were incurred during the first quarter of 2017.
(5)    Reflects the additional interest expense incurred on debt to finance our acquisition of Rockwell Collins and reduces interest expense for the debt fair value adjustment which would have been amortized.
(6)    Reflects the elimination of Rockwell Collins capitalized pre-production engineering amortization to conform to RTC policy.
(7)    Reflects adjustments for the elimination of amortization of prior service cost and actuarial loss amortization, which was recorded by Rockwell Collins, as a result of fair value purchase accounting, net of the impact of the revised pension and post-retirement benefit (expense) as determined under RTC’s plan assumptions.
(8)    Reflects adjustments to Rockwell Collins revenue recognition as if they adopted the New Revenue Standard as of January 1, 2018 and primarily relates to capitalization of contract costs and changes in timing of sales recognition for contracts requiring an over time method of revenue recognition, partially offset by deferral of revenue recognized on OEM product engineering and development.
(9)    Reflects the elimination of entities required to be sold for regulatory approvals.
(10)    Reflects adjustments to include the results and related adjustments for B/E Aerospace as if it had been acquired by Rockwell Collins on January 1, 2017.
The unaudited supplemental pro-forma financial information does not reflect the potential realization of cost savings related to the integration of the two companies. Further, the pro-forma data should not be considered indicative of the results that would have occurred if the acquisition and related financing had been consummated on January 1, 2017, nor are they indicative of future results.
Dispositions. Cash inflows related to dispositions during the 2019 were $134 million and primarily consisted of the dispositions of businesses held for sale associated with the Rockwell Collins acquisition. In accordance with conditions imposed for regulatory approval of the acquisition, Rockwell Collins was required to dispose of certain businesses. These businesses were held separate from RTC’s and Rockwell Collins’ ongoing businesses pursuant to regulatory requirements. Definitive agreements to sell each of the businesses were entered into prior to the completion of RTC’s acquisition of Rockwell Collins. The related assets and liabilities of these businesses had been accounted for as held for sale at fair value less cost to sell. As of December 31, 2018, assets held for sale of $175 million were included within Other assets, current and liabilities held for sale of $40 million were included within Accrued liabilities on the Consolidated Balance Sheet. The major classes of assets and liabilities primarily included net Inventory of $51 million and net Fixed assets of $37 million. In the first quarter of 2019, Rockwell Collins completed the sale of all businesses which were held for sale as of December 31, 2018.
As further discussed in “Note 3: Discontinued Operations,” on April 2, 2020, Carrier and Otis entered into a Separation and Distribution Agreement with UTC, pursuant to which, among other things, UTC agreed to separate into three independent, publicly traded companies – UTC, Otis and Carrier and distribute all of the outstanding common stock of Carrier and Otis to UTC shareowners who held shares of UTC common stock as of the close of business on March 19, 2020. As a result of the distributions, Carrier and Otis are independent publicly traded companies.
On January 20, 2020 the Company reached an agreement with BAE Systems, Inc. on a proposed sale of assets related to the Collins Aerospace Systems military global positioning system business for $1.93 billion. The proposed sale is required as a regulatory condition to the Raytheon Merger, and is subject to the completion of the Raytheon Merger, as well as the satisfaction of other customary closing conditions, including receipt of required regulatory approvals. Due to these closing conditions, the criteria for held for sale accounting treatment were not met as of December 31, 2019.
Goodwill. Changes in our goodwill balances for the year ended in 2019 were as follows:

(dollars in millions)	Balance as of January 1, 2019	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2019
Pratt & Whitney	$1,567	$—	$(4)	$1,563
Collins Aerospace Systems	35,002	75	(52)	35,025
Total Segments	36,569	75	(56)	36,588
Eliminations and other	21	—	—	21
Total	$36,590	$75	$(56)	$36,609
The $75 million increase in Goodwill at Collins Aerospace Systems reflects a $475 million net increase in Goodwill resulting from several individually insignificant purchase accounting adjustments related to the Rockwell Acquisition, partially offset by a $400 million decrease in Goodwill related to adjustments to the customer relationship intangible asset associated with the Rockwell Acquisition.
Intangible Assets. Identifiable intangible assets are comprised of the following:

	2019		2018
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Patents and trademarks	$47	$(34)	$47	$(32)
Collaboration intangible assets	4,862	(920)	4,509	(649)
Customer relationships and other	21,026	(3,884)	20,308	(2,913)
	25,935	(4,838)	24,864	(3,594)
Unamortized:
Trademarks and other	3,376	—	3,372	—
Total	$29,311	$(4,838)	$28,236	$(3,594)
In addition to acquired customer relationship intangible assets, customer relationship intangible assets include payments made to our customers to secure certain contractual rights. Such payments are capitalized when distinct rights are obtained and sufficient incremental cash flows to support the recoverability of the assets have been established. Otherwise, the applicable portion of the payments is expensed. We amortize these intangible assets based on the underlying pattern of economic benefit, which may result in an amortization method other than straight-line. In the aerospace industry, amortization based on the pattern of economic benefit generally results in lower amortization expense during the development period with amortization expense increasing as programs enter full production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method may be used. We classify amortization of such payments as a reduction of sales. Amortization of intangible assets was $1,244 million, $736 million and $587 million in 2019, 2018 and 2017, respectively. The collaboration intangible assets are amortized based upon the pattern of economic benefits as represented by the underlying cash flows. The following is the expected amortization of total intangible assets for 2020 through 2024, which reflects the pattern of expected economic benefit on certain aerospace intangible assets:

(dollars in millions)	2020	2021	2022	2023	2024
Amortization expense	$1,248	$1,249	$1,283	$1,290	$1,277
Other Matters. In January 2020, Boeing announced that it expects the 737 Max fleet to remain grounded until mid-2020. In addition, Boeing has also announced the temporary suspension of its production of the 737 Max. The Company considered the potential impact of these developments on goodwill and intangible asset balances that could be impacted by this situation and concluded that the balances remain recoverable and no adjustment was required.